Nuveen Symphony Credit Opportunities Fund

Summary Prospectus   |   April 28, 2010

Ticker: Class A–NCOAX, Class C–NCFCX, Class R3–NCORX, Class I–NCOIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated April 28, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to seek current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 15 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 16 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-44 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C		Class R3		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None		1%		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None
Exchange Fees	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class R3		Class I
Management Fees	0.65%		0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses[1]	0.42%		0.42%		0.42%		0.42%
Total Annual Fund Operating Expenses	1.32%		2.07%		1.57%		1.07%
Fee Waivers and Expense Reimbursements[2]	(0.22%	)	(0.22%	)	(0.22%	)	(0.22%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.10%		1.85%		1.35%		0.85%
1	Other Expenses are based on an estimated $50 million average net asset size for the fund’s first fiscal year.
2	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$582	$188	$137	$87	$582	$188	$137	$87
3 Years	$814	$588	$434	$277	$814	$588	$434	$277

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality. Although the fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The fund may use derivatives, such as swaps, futures and options, to gain investment exposure.

The fund’s sub-adviser bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure. Inherent in the sub-adviser’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, the sub-adviser concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, the sub-adviser favors opportunities where valuations can be quantified and risks assessed.

Principal Risks

Market Risk—The market values of debt instruments owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a debt instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a debt instrument may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest a substantial portion of its net assets in “high yield,” “high risk” or “junk” debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Interest Rate Risk—If interest rates rise, the prices of debt instruments held by the fund will fall.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt instruments, at interest rates that are below the portfolio’s current earnings rate.

Loan Settlement Risk—Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

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Liquidity Risk—The fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders.

Small Fund Risk—The fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund does not generally limit large inflows and outflows by particular investors, but it has policies in place which seek to reduce the impact of these flows where Nuveen has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the fund may have difficulty selling its assets in a timely manner to raise the cash necessary to meet the redemption request, in which case the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and the fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales in response to such a large redemption might also cause the fund to experience above-normal transaction costs, and might disrupt the overall composition of the fund’s portfolio and thereby impede the adviser’s ability to optimally pursue its investment strategy.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio manager uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Asset Management

Sub-Adviser

Symphony Asset Management LLC (“Symphony”)

Portfolio Managers

Gunther Stein, Director of Investment Strategies at Symphony, has managed the fund since its inception.

Jenny Rhee, Portfolio Manager at Symphony, has managed the fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

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Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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